Exhibit 99.1

Akerna Announces Further Adjournment of Annual Meeting of Stockholders, New Meeting Location

Meeting adjourned to May 25, 2022 at 9 a.m. MT

Akerna encourages all stockholders of record on March 31, 2022 who have not yet voted to do so by 11:59 p.m. Mountain Time on May 24, 2022

Denver, CO — May 23, 2022 — Akerna Corp.. (Nasdaq: KERN) (“Akerna”) announced today that its 2022 annual meeting of stockholders (the “Annual Meeting”) has been further adjourned to Wednesday, May 25, 2022 at 9 a.m. Mountain Time with respect to all proposals described in Akerna’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 19, 2022 (the “Proxy Statement”).

The reconvened Annual Meeting will be held at a new location: 201 Milwaukee St Unit 200, Denver, CO 80206. In addition, the record date for determining stockholders entitled to vote at the Annual Meeting will remain the close of business on March 31, 2022.

During the current adjournment, Akerna continues to solicit votes from its stockholders with respect to all proposals set forth in the Proxy Statement.

At the time the Annual Meeting was adjourned, proxies had been submitted by stockholders representing approximately 64% of the shares of Akerna’s common stock outstanding and entitled to vote, which constituted a quorum. At the time of the Annual Meeting votes were sufficient to approve the election of Tahira Rehmatullah as a director and approve proposals 2, 3 and 4, but were not sufficient to approve the election of Matthew Kane or to approve Proposal 5 - Approval of an Amendment to Akerna’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock, which requires approval by the holders of a majority of the outstanding shares of common stock of Akerna, or Proposal 6 – Approval of an Amendment to the Company’s Stock Incentive Plan.

Proxies previously submitted with respect to the Annual Meeting will be voted on all proposals at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

The Board of Akerna believes that the approval of Proposal 5 regarding the Authorized Share Increase is in the best interests of the stockholders of Akerna. In the event the Authorized Share Increase is not approved, there may not be sufficient shares of common stock for Akerna to settle conversions of its convertible notes, make share payments for earn-out provisions under Akerna’s recent acquistion transaction with 365 Cannabis, or raise necessary capital to fund Akerna’s operations. To the extent our cash and cash equivalents are insufficient to enable us to make cash payments with respect to the convertible notes, the earn-out payment and to raise additional capital and the number of shares of common stock required to settle those obligations or raise additional capital to settle such obligations is beyond our authorized capital, if we are unable to negotiate a settlement or restructuring with the holders of such notes or the persons entitled to the earn-out payment, we may be subject to lawsuits and foreclosure on the assets securing the convertible notes and will continue to face serious liquidity concerns.

The Board of Akerna believes that the approval of Proposal 6 regarding the Amendment to the Company’s Stock Incentive Plan to increase the number of shares available for awards under the Incentive Plan is in the best interests in the Company for the Company to attract and retain key officers and employees.

Akerna encourages all stockholders of record on March 31, 2022 who have not yet voted to do so by 11:59 p.m. Mountain Time on May 24, 2022.

Forward-Looking Statements

Certain statements made in this report are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s annual meeting of stockholders and statements regarding the benefits of voting for the proposals at the Company’s annual general meeting of stockholders. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in Akerna's filings with the U.S. Securities and Exchange Commission, including those under the heading "Risk Factors" in the Company's latest annual report on Form 10-K filed on March 31, 2022 and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein.

Additional Information and Where to Find It

In connection with the annual meeting of stockholders, the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement which was mailed to the Company’s stockholders as of the record date for the annual meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement, the annual report to stockholders and all other relevant documents filed or that will be filed with the SEC in connection with the annual meeting, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: AKERNA CORP., 1550 Larimer Street #246, Denver, Colorado 80202, Attention: Secretary or visiting www.cstproxy/akerna/2022.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the annual meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2022 AND WAS MAILED TO STOCKHOLDERS ALONG WITH THE PROXY STATEMENT. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE ANNUAL MEETING AND OTHER MATTERS TO BE VOTED AT THE ANNUAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT.

About Akerna

Akerna (Nasdaq: KERN) is an enterprise SaaS company focused on compliantly serving the cannabis, hemp, and CBD industry. First launched in 2010, Akerna has tracked more than $30 billion in cannabis sales to date and is the first cannabis software company listed on Nasdaq. Using connected data and information to propel the cannabis industry forward, Akerna empowers businesses, governments, patients, and consumers to make smart decisions.

The Company's cornerstone technology, MJ Platform, one of the world's leading cannabis infrastructure as a service platform, powers retailers, manufacturers, brands, distributors, and cultivators. Akerna also offers a complete suite of professional consulting services and data analytics for businesses as well as solo sciences, Leaf Data Systems, Trellis, Ample Organics, Viridian Sciences and 365 Cannabis.

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For more information, visit https://www.akerna.com/.

Contacts:

Media

Georgia Jablon (georgia.jablon@akerna.com)

Investor

Peter Seltzberg, 516-419-9915, peters@coreir.com